Supplement to Prospectus Dated May 1, 2000 and Revised
           Effective July 3, 2000 Supplement dated September 25, 2000

This Supplement should be retained with the current Prospectus for your variable immediate annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

                         RYDEX/PROFUNDS 'CUT-OFF' TIMES

The following paragraph replaces the corresponding paragraph under the "Managing Your ANNUITY" section in your Annuity prospectus:

MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?

We may also establish different "cut-off times" by which we must receive all financial transactions for certain underlying portfolios. Currently, the portfolios of Rydex Variable Trust and ProFund VP are subject to this restriction. Financial transactions involving a Rydex or ProFund VP Sub-account must be received by us no later than one hour prior to any announced closing time of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. For transactions submitted electronically through American Skandia's Internet website (americanskandia.com), the "cut-off" time for financial transactions involving a Rydex or ProFund VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time). If you request a transaction involving the purchase or redemption of Units in one of the Rydex or ProFund VP Sub-accounts after the applicable "cut-off" time, we will deem your request as received by us on the next Valuation Day. You may be required to submit a new request on the following day.
VIAT & VIAS/G-SUPP. (09/25/2000)                                      VIASUPP900